Fees Summary	Feb. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,640,268.32
Previously Paid Amount	0.00
Total Fee Amount	502.72
Total Offset Amount	0.00
Net Fee	$ 502.72